UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2020

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
8.250% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrA	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stockholder Approval of Fourth Amended 2014 Incentive Plans

(e)       Prior to the annual meeting of the stockholders of Bluerock Residential Growth REIT, Inc. (the “Company,” “we,” “us,” or “our”) held on September 8, 2020 (the “Annual Meeting”), the Company had in effect the Third Amended and Restated 2014 Equity Incentive Plan for Individuals (the “Third Amended 2014 Individuals Plan”), and the Third Amended and Restated 2014 Equity Incentive Plan for Entities (the “Third Amended 2014 Entities Plan,” and together with the Third Amended 2014 Individuals Plan, the “Third Amended 2014 Incentive Plans”). At the Annual Meeting, the stockholders of the Company approved the fourth amendment and restatement of each of the Third Amended 2014 Individuals Plan (as so amended and restated, the “Fourth Amended 2014 Individuals Plan”) and the Third Amended 2014 Entities Plan (as so amended and restated, the “Fourth Amended 2014 Entities Plan,” and collectively with the Fourth Amended 2014 Individuals Plan, the “Fourth Amended 2014 Incentive Plans”). The Fourth Amended 2014 Incentive Plans were approved by the Company’s board of directors (the “Board”) on July 23, 2020, subject to the approval of the Company's stockholders at the Annual Meeting, and became effective upon such stockholder approval.

The Fourth Amended 2014 Incentive Plans are intended to provide incentives to the Company’s independent directors, executive officers and other key employees, including employees of Bluerock Residential Holdings, L.P., the Company’s operating partnership, and their affiliates and other service providers, to assist in recruiting and retaining the services of such individuals and service providers, and to align the interests of participants with those of the Company and its stockholders.

The Fourth Amended 2014 Incentive Plans provide for the grant of options to purchase shares of the Company’s common stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards. The aggregate number of shares of the Company’s Class A common stock authorized for issuance under the Fourth Amended 2014 Incentive Plans is 6,800,000, which total includes the 3,800,000 shares previously authorized for issuance under the Third Amended 2014 Incentive Plans. The aggregate number of additional shares of the Company’s Class A common stock available for issuance under the Fourth Amended 2014 Incentive Plans with respect to awards granted on and after stockholder approval at the Annual Meeting is equal to 3,227,370 shares, inclusive of (i) 3,000,000 new shares, plus (ii) 227,370 shares that remained available for issuance under the Third Amended 2014 Incentive Plans. The issuance of shares or awards under the Fourth Amended 2014 Individuals Plan reduces the number of shares that may be issued under the Fourth Amended 2014 Entities Plan, and vice versa.

The foregoing summary description of the Fourth Amended 2014 Incentive Plans is qualified in its entirety by reference to the actual terms of the Fourth Amended 2014 Individuals Plan, which is attached hereto as Exhibit 10.1, and the actual terms of the Fourth Amended 2014 Entities Plan, which is attached hereto as Exhibit 10.2. For additional information regarding the Fourth Amended 2014 Incentive Plans, please refer to “Proposal 1: Approval of Fourth Amended 2014 Incentive Plans” on pages 10-24 of the Company’s definitive proxy statement as filed with the Securities and Exchange Commission (the “SEC”) on July 27, 2020 pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Proxy Statement”).

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of stockholders on September 8, 2020. The following proposals were set forth in the Proxy Statement. For more information on these proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference.

Below are the final voting results. As of the record date, July 10, 2020, there were 24,606,792 shares of the Company’s Class A common stock and 76,603 shares of the Company’s Class C common stock outstanding and entitled to vote at the Annual Meeting. The Class C common stock is entitled to fifty votes for each share held; thus, for purposes of the Annual Meeting, a total of 28,436,942 shares of our common stock were deemed outstanding and entitled to vote. Represented at the meeting in person or by proxy were 24,708,098 shares of the Company’s common stock, representing 86.88% of the total shares of the Company’s common stock entitled to vote at the meeting.

(1)       The stockholders approved the Fourth Amended 2014 Incentive Plans to increase the aggregate number of shares of Class A common stock reserved for issuance thereunder, and make other administrative changes as disclosed in the Proxy Statement:

For	14,054,984
Against	3,448,020
Abstain	147,506
Broker Non-Votes	7,057,588

(2)       The following five persons were elected to serve as directors of the Company:

Nominee	For	Withheld	Broker Non-Votes
R. Ramin Kamfar	17,022,997	627,513	7,057,588
I. Bobby Majumder	12,077,690	5,572,820	7,057,588
Romano Tio	12,505,321	5,145,189	7,057,588
Elizabeth Harrison	12,813,129	4,837,381	7,057,588
Kamal Jafarnia	13,713,333	3,937,177	7,057,588

(3)       The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

For	16,124,835
Against	1,216,542
Abstain	309,133
Broker Non-Votes	7,057,588

(4)       The stockholders voted, on a non-binding, advisory basis, to indicate their preference that future advisory votes on the compensation of the Company’s named executive officers be held every one (1) year:

Every 1 Year	11,670,001
Every 2 Years	153,823
Every 3 Years	5,729,293
Abstain	97,393
Broker Non-Votes	7,057,588

(5)       The stockholders ratified Grant Thornton LLP as the Company’s independent registered public accounting firm for 2020:

For	24,489,270
Against	100,806
Abstain	118,022

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Bluerock Residential Growth REIT, Inc. Fourth Amended and Restated 2014 Equity Incentive Plan for Individuals

10.2	Bluerock Residential Growth REIT, Inc. Fourth Amended and Restated 2014 Equity Incentive Plan for Entities

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL growth reit, INC.

Dated: September 11, 2020	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer